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                                                                    EXHIBIT 10.8

THE SECURITIES EVIDENCED BY THIS WARRANT AND THE SECURITIES TO BE PURCHASED UNDER THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR 144A UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                             Dated November 12, 1998

           Void after 5:00 p.m, California Time, seven (7) years after the date first written above or such earlier date
               as may be determined pursuant to the terms hereof.

                              JAYCOR NETWORKS, INC.
                    SERIES A PREFERRED STOCK PURCHASE WARRANT

        Jaycor Networks, Inc. (the "Company"), a Delaware corporation, hereby certifies that, for good and valuable consideration, Adaptec, Inc., a Delaware corporation or assigns (the "Warrant Holder") is entitled, subject to the terms set forth below, to purchase from the Company the Shares (as defined below), prior to seven (7) years after the date first written above (the "Exercise Period"). This Warrant is issued pursuant to that certain Asset Acquisition Agreement dated November 12, 1998 between the Company and the Warrant Holder (the "Acquisition Agreement").

        1.      Terms of Warrant.

                        (a) The number of shares of the Company's Series A Preferred Stock (the "Series A Shares") to be issued upon exercise of this Warrant (the "Shares") and, notwithstanding any other provisions contained herein, the extent to which this Warrant is exercisable shall be determined as set forth in Section 2.5(b)(ii) of the Acquisition Agreement.

                        (b) The Company covenants to reserve a sufficient number of Series A Shares for issuance upon the Warrant Holder's exercise of this Warrant. In the event that all outstanding Series A Shares are converted into shares of the Company's Common Stock (the "Common Stock") in accordance with the Company's Certificate of Incorporation, this Warrant shall become exercisable for that number of shares of Common Stock which would have been issuable with respect to the Shares subject to this Warrant immediately prior to such conversion.



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        2.      Exercise of Warrant. This Warrant may be exercised in full or in part by the Warrant Holder by executing and delivering to the Company the written notice of exercise in the form attached hereto as Exhibit A at the Company's principal office accompanied by this Warrant and paying, in cash or by wire transfer or check payable to the order of the Company the amount obtained by multiplying the portion of the Warrant designated in the notice of exercise by $100 (the "Purchase Price").

        3.      Adjustments.

                3.1 Stock Splits, Stock Dividends and Combinations. In case the Company shall at any time subdivide the outstanding Series A Shares, or shall issue a stock dividend on its outstanding Series A Shares, the Purchase Price in effect immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately decreased, and the number of Shares shall be proportionately increased, and in case the Company shall at any time combine the outstanding Series A Shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased, and the number of Shares shall be proportionately decreased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

                3.2 Reorganizations; Reclassifications; Merger and Sales. In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property to which a holder of the number of Shares deliverable upon exercise of the Warrant would have been entitled to upon such conversion, reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment as determined by the Board of Directors of the Company shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Warrant Holder to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Purchase Price and the number of Shares) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exchange of the Warrant.

                3.3 Statement of Adjustment. Whenever the Purchase Price shall be adjusted as provided in this Section 3, the Company shall forthwith file, at the office of the transfer agent for the Shares or at such other place as may be designated by the Company, a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment, the Purchase Price in effect before and after such adjustment and the kind and amount of Shares, shares of capital stock, securities or other property thereafter to be received upon the exercise of this Warrant. The Company shall also cause a copy of such statement to be sent in the manner specified in subsection 12.3 to the Warrant Holder. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of subsection 3.4 of this Section 3.



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                3.4     Notice of Adjustment. In the event the Company shall
propose to take any action of the types described in subsections 3.1 or 3.2 of this Section 3, the Company shall give notice to the Warrant Holder in the manner set forth in subsection 10.3, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon the exercise hereof. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten
(10) days prior to the date so fixed, and in case of all other actions, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

                3.5 Taxes. The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Company upon the exercise hereof.

                3.6 No Fractional Shares. Each adjustment in the number of Shares purchasable hereunder shall be calculated, to the nearest whole share with fractional shares disregarded.

        4. Delivery of Stock Certificates, Etc. As soon as practicable after the exercise or conversion of this Warrant (in full or in part) in accordance with Section 2 above, the Company at its expense will cause to be issued in the name of and delivered to the Warrant Holder (1) a certificate or certificates for the number of fully paid and non-assessable Shares to which the Warrant Holder shall be entitled upon such exercise or conversion and (2) a new Warrant of like tenor to purchase all of the Shares that may be purchased pursuant to the portion, if any, of the Warrant not exercised or converted by the Warrant Holder. The Warrant Holder shall for all purposes be deemed to have become the holder of record of such Shares on the date on which the Warrant was surrendered together with a notice of exercise or conversion and, in the case of exercise, payment of the Purchase Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender, notice and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

        5. Covenants as to the Shares and Capital Stock. The Company covenants and agrees that the Shares and any capital stock issuable upon conversion of the Shares will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of Shares and shares of Common Stock to provide for the exercise of the rights represented by this Warrant and conversion of the Shares, respectively. The Company further covenants and agrees that if



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any shares of capital stock to be reserved for the purpose of the issuance upon the exercise of this Warrant require registration or qualification with or approval by the Securities and Exchange Commission or any state or regulatory agency under federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration, qualification or approval as the case may be.

        6. No Shareholder Rights. Except as provided herein, this Warrant shall not entitle the Warrant Holder to any voting rights or other rights as a shareholder of the Company.

        7. Warrant Holder Representations. By accepting this Warrant, the Warrant Holder represents and warrants to the Company as follows:

                7.1 Warrant Holder is acquiring this Warrant and the shares issuable upon exercise or conversion hereof for its own account, to hold for investment, and Warrant Holder shall not make any sale, transfer or other disposition of the Shares in violation of applicable federal and state securities laws (the "Securities Laws") or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC").

                7.2 Warrant Holder has been advised that the Warrant and the shares issuable upon exercise or conversion thereof have not been registered under the Securities Laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Warrant Holder's representations set forth herein.

                7.3 Warrant Holder has been informed that under the Act, this Warrant and the Shares must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available with respect to any proposed transfer or disposition by Warrant Holder of the Warrant and the Shares. Warrant Holder further agrees that the Company may refuse to permit Warrant Holder to sell, transfer or dispose of the Warrant and the Shares unless there is in effect a registration statement under the Act and any applicable state securities laws governing such transfer, or unless Warrant Holder furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required.

                7.4 Warrant Holder also understands and agrees that upon exercise of the Warrant there may be placed on the certificate(s) evidencing the Shares, a legend which prohibits the transfer of any of the Shares unless they are registered or unless the Company receives an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

        8. Transfer of Warrant. This Warrant and all rights hereunder are transferable to affiliates of the Warrant Holder, in whole or in part, at the principal office of the Company, by the Warrant Holder in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed.



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        9.      Exchange of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the rights to subscribe for and purchase the number of Shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of Shares as shall be designated by the Warrant Holder at the time of such surrender.

        10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnify or otherwise as it may in its discretion impose (which shall, in the case of mutilated Warrant, include the surrender thereof), issue a new Warrant of like domination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

        11. Registration Rights. The Company and the Warrant Holder hereby acknowledge that they have entered into an Investor's Rights Agreement dated as of even date hereof pursuant to the transaction contemplated in the Acquisition Agreement and that the Shares will be deemed to be Registrable Securities under such agreement.

        12.     Miscellaneous.

                12.1 Waivers and Amendments. This Warrant or any provision hereof may be changed, waived discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

                12.2 Governing Law. This Warrant shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

                12.3 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be made by personal delivery or mailed by United states mail, first class postage prepaid, or by registered or certified mail with return receipt requested, addressed as follows:

        If to the Warrant Holder:

                Adaptec, Inc.
                691 South Milpitas Boulevard
                Milpitas, California 95035
                Attention:  Vice President, Business Development

        If to the Company:

                Jaycor Networks, Inc.
                9775 Towne Centre Drive
                San Diego, California  92121-2189
                Attention:  Chief Financial Officer



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                12.4    Headings. The headings in this Warrant are for
convenience of reference only and shall not limit or otherwise affect the terms hereof.

                12.5 Assigns. This Warrant shall be binding upon the Company's successors and assigns.

                12.6 Time of the Essence. Time is of the essence as to all duties set forth in this Warrant.

                12.7 Severability. In the event that any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Warrant shall continue in full force and effect without said provision, and said provision shall be replaced with the enforceable provision closest in intent and economic effect as the provision found to be unenforceable.

                12.8 Attorney's Fee. If any action relating to this Warrant is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorney's fees, costs and disbursements.


                                        JAYCOR NETWORKS, INC.

                                        By: /s/ TERRY M. FLANAGAN
                                           -------------------------------------
                                           Terry M. Flanagan, President



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                                    EXHIBIT A

                               NOTICE OF EXERCISE

                                                         Date: _________________

Jaycor Networks, Inc.
9775 Towne Centre Drive
San Diego, CA  92121
Attention:  Chief Financial Officer

Gentlemen:

        The undersigned hereby elects to exercise the enclosed Warrant issued to it by Jaycor Networks, Inc. (the "Company"), dated November 12, 1998.

        The undersigned elects to exercise the Warrant and to purchase thereunder _______ shares of the Series A Preferred Stock of the Company (the "Shares") at a purchase price of _________ Dollars ($ _________ ), (the "Purchase Price"). Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full.

                                        Very truly yours,

                                        ---------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------


Receipt Acknowledged:


Jaycor Networks, Inc.

By:
   ---------------------------------
Its:
    --------------------------------